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                                                                  EXHIBIT 10.53


                  SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT


         THIS DOCUMENT is entered into as of March 26, 1999, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, NATIONSBANK, N.A. (successor by merger with NationsBank of Texas, N.A., "AGENT"), as Agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, THE LONG-TERM CREDIT BANK OF JAPAN, LTD., BANKERS TRUST COMPANY, CREDIT LYONNAIS - NEW YORK BRANCH, and UNION BANK OF CALIFORNIA, N.A., as Co-Agents for Lenders.

         Borrower, Agent, Co-Agents, and Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the ("CREDIT AGREEMENT") dated as of June 20, 1997, providing for a $350,000,000 revolving credit facility. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to the amendment described in PARAGRAPH 2 below in order to permit the sale of certain assets. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

2. AMENDMENT. SECTION 9.11 is amended by (A) deleting the word "AND" before CLAUSE (h) in that section and (B) adding the following to the end of that section:

                  , AND (I) THE SALE BY BORROWER TO EMERSON ELECTRIC COMPANY FOR $115,000,000 OF ITS GENERATOR BUSINESS, INCLUDING ITS ALTERNATOR MANUFACTURING FACILITY IN LEXINGTON, TENNESSEE, ALL OF ITS INVENTORY AT THAT FACILITY, ALL OF ITS ACCOUNTS RECEIVABLE FROM ITS GENERATOR BUSINESS, CERTAIN OTHER EQUIPMENT AND INVENTORY FOR THAT BUSINESS LOCATED OUTSIDE OF ITS LEXINGTON, TENNESSEE, FACILITY, AND ALL OF ITS OWNERSHIP OF ITS SUBSIDIARY MAGNETEK CHINA LIMITED, A CAYMAN ISLAND COMPANY.

3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Agent receives counterparts of this document executed by Borrower, each Domestic Restricted Company, and Determining Lenders.

4. RATIFICATIONS. Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that, (EXCEPT in respect of the release of Lender Liens on the assets described in PARAGRAPH 2 above and as permitted by SECTION 5.5(b)), all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

5. REPRESENTATIONS. To induce Agent, Co-Agents, and Lenders to enter into this document, Borrower represents and warrants to Agent, Co-Agents, and Lenders that as of the date of this document (A) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT



                                                                SECOND AMENDMENT

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to the extent that any of them speak to a different specific date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (B) no Material Adverse Event, Default, or Potential Default exists.

6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any release or other related documents.

7. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this document. This document is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this document by reference. Except as specifically amended by this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.

                             SIGNATURE PAGE FOLLOWS.

                                       2                        SECOND AMENDMENT